CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly report of Alpine Air Express, Inc. (the "Company") on Form 10-QSB-A1 for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), We, Eugene R. Mallette, Chief Executive Officer, and Leslie Hill, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 /s/ Eugene R. Mallette
-----------------------
Eugene R. Mallette
Chief Executive Officer
8/6/2003

 /s/ Leslie Hill
----------------
Leslie Hill
Chief Financial Officer
8/6/2003